TERM SHEET
________________________________________________________________________________

                              [FIRST HORIZON LOGO]
________________________________________________________________________________

                                  $321,712,500
                                 (APPROXIMATE)
________________________________________________________________________________

               FIRST HORIZON ALTERNATIVE MORTGAGE SECURITIES TRUST
                                    2005-AA2
                                     ISSUER
________________________________________________________________________________

                       MORTGAGE PASS-THROUGH CERTIFICATES

                                SERIES 2005-AA2
________________________________________________________________________________


                       FIRST HORIZON ASSET SECURITIES INC.
                                   DEPOSITOR
________________________________________________________________________________

                                  [CITIGROUP]
                                FEBRUARY 2, 2005

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.


                         CITIGROUP GLOBAL MARKETS INC.
======================================= =========================================== ============================================
NAME:                                   TELEPHONE:                                  E-MAIL:
--------------------------------------- ------------------------------------------- --------------------------------------------
JAMES DE MARE                           (212) 723-6217                              james.p.demare@citigroup.com
Managing Director
BRIAN DELANY                            (212) 723-6217                              brian.delany@citigroup.com
Director
MATT CHERWIN                            (212) 723-6217                              matthew.cherwin@citigroup.com
Director
JULIE MCDERMOTT                         (212) 723-6217                              julie.a.mcdermott@citigroup.com
Associate
PETE STEINMETZ                          (212) 723-6391                              peter.d.steinmetz@citigroup.com
Director
CHRIS GALLOWAY                          (212) 723-6662                              christopher.galloway@citigroup.com
Associate
PAVITHRA JAYARAMAN                      (212) 723-6386                              pavithra.Jayaraman@citigroup.com
Associate
JON RIBER                               (212) 723-9937                              jonathan.riber@citigroup.com
Associate
======================================= =========================================== ============================================


                              OFFERED CERTIFICATES
-----------------------------------------------------------------------------------------------------
                                                                                       ALLOCATED LOSS
CLASS               GROUP                SIZE* ($)   RATINGS (TBD)    SUBORDINATION**    PROTECTION**

I-A-1     Group I (Super Senior)       138,000,000      AAA               6.75%             8.00%

I-A-2     Group I (Senior Support)       1,875,000      AAA               6.75%             6.75%

II-A-1    Group II (Super Senior)      179,400,000      AAA               6.75%             8.00%

II-A-2    Group II (Senior Support)      2,437,500      AAA               6.75%             6.75%
-----------------------------------------------------------------------------------------------------

* The sizes and final ratings of the Certificates are subject to change based on the final pool as of the Closing Date and additional rating agency analysis. ** +/- .5%

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

                              TRANSACTION OVERVIEW


OFFERED CERTIFICATES:      Approximately   $321,712,500   Class  I-A-1,   I-A-2,
                           II-A-1,   and  II-A-2   Certificates  (the  "Class  A
                           Certificates"  or  the  "Senior  Certificates").  The
                           Class I-A-1 is super senior and Class I-A-2 is senior
                           support.  The Class  II-A-1 is super senior and Class
                           II-A-2 is senior  support.  The Class I-A-1 and I-A-2
                           Certificates are backed by the Group I Mortgage Loans
                           and  pay   prorata.   The  Class  II-A-1  and  II-A-2
                           Certificates  are  backed  by the  Group II  Mortgage
                           Loans and pay prorata.

CUT-OFF DATE:              February 1, 2005
SETTLEMENT DATE:           On or about Feb 28, 2005

1ST DISTRIBUTION DATE:     March 25, 2005

SELLER AND MASTER
SERVICER:                  First Horizon Home Loan Corporation

LEAD UNDERWRITER:
                           Citigroup Global Markets Inc.

COLLATERAL:                The  Mortgage  Loans  are a  combination  of 10  year
                           interest only and fully amortizing, first lien, Alt-A conforming and non-conforming mortgage loans totaling approximately $345,000,000. The Mortgage Loans have rates that are fixed for 36 months and then become subject to adjustment on a semi-annual basis based on 6 Month LIBOR (the "Group I Mortgage Loans") and rates that are fixed for 60 months and then become subject to adjustment on a semi-annual basis based on 6 Month LIBOR (the "Group II Mortgage Loans" and together with the Group I Mortgage Loans referred to as the "Mortgage Loans").


STRUCTURE:                 Senior/Subordinate

NON-OFFERED
CERTIFICATES:              Class B-1, B-2,  B-3,  B-4, B-5 and B-6  Certificates
                           (together,   the  "Class  B   Certificates"   or  the
                           "Subordinate   Certificates")  will  not  be  offered
                           hereby.

INTEREST PAYMENTS:         The  Offered  Certificates  will bear  interest  at a
                           variable-rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates (Gross Rate less
                           Servicing Fees) of the Mortgage Loans in the related loan group.

CREDIT ENHANCEMENT:        Credit  Enhancement for the Class A Certificates will
                           be provided by a senior/subordinate shifting interest structure. The Class B Certificates are subordinate to and provide credit enhancement for the Class A
                           Certificates. The Class I-A-1 and II-A-1 will also have the additional credit enhancement provided by the I-A-2 and II-A-2, respectively (See Allocated
                           Loss Protection section).

SUBORDINATION:             CLASS              RATINGS (TBD)     SUBORDINATION

                           Class A               AAA           6.75% (+/- .5%)
                           Certificates

PAYMENT PRIORITY:          Distributions on the Certificates will be made on the
                           25th day of each month (or next business day). On each distribution date, the trustee will first pay to the senior certificates of each certificate group the amounts of interest and principal distributable to them from available funds from the corresponding mortgage pool. The trustee will then pay interest and principal to the subordinate certificates from the remaining available funds from each mortgage pool.

                           AVAILABLE FUNDS:

                           The payments to the Certificates, to the extent of available funds from the related group of mortgage loans, will be made according to the following priority:

                           1. Payment of interest prorata to the holders of the Class A Certificates at a rate equal to their respective Pass-Through Rates;

                           2. Payment of principal prorata to the holders of the Class A Certificates; and

                           3. Payment of interest and principal to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1, so each Class B Certificate shall receive

                                    (a) Interest at a rate equal to the weighted
                                    average  Net  Rates of each  mortgage  pool,
                                    weighted   on  the   basis   of  the   group
                                    subordinate amount for each mortgage pool.

                                    (b)   Such   class'   allocable   share   of
                                    principal.

ALLOCATED LOSS
PROTECTION:                Realized   Losses  on  the  Mortgage  Loans  will  be
                           allocated  to the  Class B  Certificates  in order of
                           their reverse numerical class designations, until the
                           Certificate   Principal   Balance  of  each  Class  B
                           certificate has been reduced to zero. Thereafter, Realized Losses from the Mortgage Loans will be allocated to the related Class A Certificates in reverse sequential order starting with Class I-A-2 and II-A-2 in their respective groups.

         CLASS                     RATINGS (TBD)       ALLOCATED LOSS PROTECTION

 Class I-A-1 and Class II-A-1          AAA                  8.00%

 Class I-A-2 and Class II-A-2          AAA                  6.75%

                                                                        *+/- /5%

SHIFTING INTEREST:         The Class A Certificates  will be entitled to receive
                           100% of the prepayments on the Mortgage Loans up to and including the Distribution Date in February 2012.
                           After such time the prepayment percentages on the Class B Certificates are as follows:

                      March 2012 - February 2013 30% of their pro rata share March 2013 - February 2014 40% of their pro rata share March 2014 - February 2015 60% of their pro rata share March 2015 - February 2016 80% of their pro rata share
                      March 2016 - and after       100% of their pro rata share

                          In addition,

                  (i) if on any distribution date before March 2008, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class B Certificates will receive 50% of their pro rata share of unscheduled principal prepayments from the mortgage loans; and

                  (ii) if on any distribution date on or after March 2008, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class B Certificates will receive 100% of their pro Rata share of unscheduled principal prepayments from the mortgage loans; provided that:

                  (iii) the aggregate principal balance of the Mortgage Loans 60 days or more delinquent does not exceed 50% of the aggregate certificate principal balance of the subordinate certificates as of that date; and

                  (iv) the cumulative realized losses do not exceed the then applicable Trigger Amount.

TRIGGER AMOUNT:                                  % OF INITIAL SUM
                                                OF THE CERTIFICATE
                       DISTRIBUTION DATE     PRINCIPAL BALANCES OF THE
                   OCCURRING IN THE PERIOD:   SUBORDINATE CERTIFICATES
                   -------------------------------------------------------------
                   March 2005 - February 2008          20%

                   March 2008 and thereafter           30%

CROSS
COLLATERALIZATION:

                           Cross-collateralization permits available funds from one mortgage pool to be available to cover certain deficits for the other mortgage pool's Senior Certificates. Cross-collateralization is only permitted when the certificate principal balances of all of the Senior Certificates of a certificate group have been reduced to zero or when one group of Senior Certificates has a principal balance that is higher than the related mortgage loan balance. In such a case, distributions of principal and/or interest may be allocated to the Senior Certificates of the other mortgage pool prior to their distribution of principal and/or interest to the subordinate classes. Cross-collateralization may be necessary because of the different payment speeds of the loans in each pool, as well as because of the fact that the subordination for the Senior Certificates is shared, and therefore different levels of losses in each mortgage pool could cause an imbalance between that pool's principal balance and its related loan balance.

CALL PROVISION:            At its option,  the Master  Servicer (or an affiliate
                           of  the  Master  Servicer)  may  purchase  all of the
                           mortgage loans (and properties  acquired on behalf of
                           the trust) when the mortgage  loans  remaining in the
                           trust as of the last  day of the  related  collection
                           period,  have  been  reduced  to less than 10% of the
                           principal balance of the mortgage loans in all of the
                           mortgage  pools as of the Cut-Off  Date.  The Class A
                           Certificates   and  Class  B  Certificates   will  be
                           redeemed at par plus accrued interest.

DISTRIBUTION  DATE:        Distribution   of  principal   and  interest  on  the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in March
                           2005.

P&I ADVANCES:              The Master Servicer is required to advance delinquent
                           payments of  principal  and  interest on the mortgage
                           loans  to  the  extent   such   amounts   are  deemed
                           recoverable. The Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement

COMPENSATING INTEREST:     The  Master  Servicer  will  be  obligated  to pay an
                           amount  each  month  equal to the  lesser  of (i) the
                           aggregate  Prepayment  Interest  Shortfall  for  that
                           month and (ii) the  lesser of (x) the  product of (a)
                           .0083%  and (b) the  pool  principal  balance  of the
                           corresponding   mortgage   pool  as  of  the  related
                           determination date.

UNDERWRITING STANDARDS:    The   Mortgage   Loans  were   underwritten   to  the
                           guidelines of the Seller as more fully described in the prospectus supplement.


LEGAL STRUCTURE:           Designated  portions of the trust will be established
                           as  one  or  more  REMICs  for  federal   income  tax
                           purposes.

ERISA CONSIDERATIONS:      The Class A  Certificates  are  expected  to be ERISA
                           eligible as of the Closing Date. However, prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the Offered Certificates.

SMMEA CONSIDERATIONS:      The Class A  Certificates  are expected to constitute
                           "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                           (SMMEA)."


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

FORM OF REGISTRATION:      The Class A Certificates will be issued in book-entry
                           form through DTC.

MINIMUM DENOMINATIONS:     The  Class  A  Certificates  will  be  issued  with a
                           minimum denomination of $25,000 with incremental denominations of $1,000. If necessary, in order to aggregate the initial principal balance of a class, one certificate of such class will be issued in an incremental denomination of less than shown above.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

                                 FHAMS 2005-AA2

                                    3/6 ARMs

                              Group 1 Pool Profile

                               3/6 Aggregate Pool

                                           ----------------------------------
                                                3/6 POOL           STIPS
                                           ----------------------------------

AGGREGATE COLLATERAL BALANCE                  $150,000,000        +/- 2%
AGGREGATE SUPER/ SENIOR CERTIFICATE BALANCE   $138,000,000        +/- 2%
MORTGAGE LOAN CUTOFF DATE                       1-Feb-05
COUPON (net/gross)                            5.227/5.602%       +/-10bps
GWAC RANGE                                       200bps           300 Max
TOTAL SERVICING FEE                             37.5 bps
MARGIN (net/gross)                            1.875/2.25%         +/-5bps
INDEXED = 6 Month LIBOR                           100%
INITIAL CAP                                      6.00%
PERIODIC CAP                                     2.00%
RESET FREQUENCY                              SEMI-ANNUALLY
MAXIMUM RATE (net/gross)                     11.227/11.602%      +/-10bps
WA MONTHS TO NEXT ROLL                             35           +/- 1 Month
INTEREST ONLY PERCENT                             86%              +/-5%
WAM (in months)                                   359           +/- 1 Month
WALTV                                             74%             +/- 5%
CALIFORNIA PERCENT                                27%             30% Max
AVERAGE LOAN BALANCE                            $262,008        +/- $25,000
CONFORMING  BALANCE %                             65%             Approx.
LARGEST INDIVIDUAL LOAN BALANCE                $1,560,000         Approx.
OWNER OCCUPIED                                    71%              +/-5%
SINGLE FAMILY DETACHED PERCENT                    86%              +/-5%
FULL/ ALT DOC %                                   49%              +/-5%
WA FICO                                           711             +/- 15
--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

                                 FHAMS 2005-AA2

                                    5/6 ARMs

                              Group II Pool Profile

                               5/6 Aggregate Pool




                                                  5/6 POOL           STIPS
AGGREGATE COLLATERAL BALANCE                     $195,000,000        +/- 2%
AGGREGATE SUPER/ SENIOR CERTIFICATE BALANCE      $179,400,000        +/- 2%
MORTGAGE LOAN CUTOFF DATE                          1-Feb-05
COUPON (net/gross)                               5.477/5.852%       +/-10bps
GWAC RANGE                                         212.5bps          300 Max
TOTAL SERVICING FEE                                37.5 bps
MARGIN (net/gross)                               1.875/2.25%         +/-5bps
INDEXED = 6 Month LIBOR                              100%
INITIAL CAP                                         6.00%
PERIODIC CAP                                        2.00%
RESET FREQUENCY                                 SEMI-ANNUALLY
MAXIMUM RATE (net/gross)                        11.477/11.852%      +/-10bps
WA MONTHS TO NEXT ROLL                                59           +/- 1 Month
INTEREST ONLY PERCENT                                85%              +/-5%
WAM (in months)                                      359           +/- 1 Month
WALTV                                                76%             +/- 5%
CALIFORNIA PERCENT                                   18%             25% max
AVERAGE LOAN BALANCE                               $231,497        +/- $25,000
% CONFORMING BALANCE                                 70%             Approx.
LARGEST INDIVIDUAL LOAN BALANCE                   $1,425,000         Approx.
OWNER OCCUPIED                                       72%              +/-5%
SINGLE FAMILY DETACHED PERCENT                       84%              +/-5%
FULL/ ALT DOC %                                      52%              +/-5%
WA FICO                                              715             +/- 15


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.